STATE STREET VARIABLE INSURANCE SERIES FUNDS, INC.

State Street U.S. Equity V.I.S. Fund

(the “Fund”)

Supplement dated July 9, 2018 to the Statement of Additional Information (“SAI”)

dated May 1, 2018, as supplemented

Effective immediately, Paul Nestro has replaced Tom Lincoln as a portfolio manager of the Fund. Accordingly, effective immediately, the SAI is revised as follows:

In the sub-section entitled “Portfolio Managers – Other Accounts Managed” within the section entitled “Management of the Company” beginning on page 80 of the SAI, the information regarding Tom Lincoln is deleted in its entirety, and the following is added to and supplements the information in the table regarding other accounts managed by the portfolio managers of the Fund:

Portfolio Manager	Registered Investment Company Accounts		Assets Managed (billions)	Other Pooled Investment Vehicle Accounts		Assets Managed (billions)	Other Accounts		Assets Managed (billions)	Total Assets Managed (billions)
Paul Nestro†	7	*	$11.79	2	*	$0.36	10	*	$1.87	$14.02

†	Information for Mr. Nestro is provided as of May 31, 2018.
*	There are no performance-based fees associated with these accounts.

Mr. Nestro did not beneficially own shares of the U.S. Equity Fund as of May 31, 2018.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE